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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 31, 2006

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)


                TEXAS                                 1-31447                                74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                              Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                77002
           (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)


               TEXAS                                  1-3187                               22-3865106
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                       1111 LOUISIANA
                       HOUSTON, TEXAS                                 77002
           (Address of principal executive offices)                 (Zip Code)

       Registrants' telephone number, including area code: (713) 207-1111

                         ------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE.

         On July 31, 2006, CenterPoint Energy, Inc. ("CenterPoint Energy") issued a press release announcing that its indirect wholly owned subsidiary, CenterPoint Energy Houston Electric, LLC ("CEHE"), filed with the Public Utility Commission of Texas ("PUC") a Stipulation and Agreement entered into with the parties to CEHE's pending rate case before the PUC. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

         The press release is being furnished, not filed, pursuant to Regulation FD. Accordingly, the press release will not be incorporated by reference into any registration statement filed by CenterPoint Energy or CEHE under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the press release is not intended to, and does not, constitute a determination or admission by CenterPoint Energy or CEHE that the information in the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy, CEHE or any of their affiliates.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         The exhibit listed below is furnished pursuant to Item 7.01 of this Form 8-K.

              (d) Exhibits.

              99.1    Press release dated July 31, 2006

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENTERPOINT ENERGY, INC.



Date:  July 31, 2006                    By:      /s/ James S. Brian
                                           -------------------------------------
                                                 James S. Brian
                                                 Senior Vice President and
                                                 Chief Accounting Officer



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC



Date:  July 31, 2006                    By:      /s/ James S. Brian
                                           -------------------------------------
                                                James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer




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                                  EXHIBIT INDEX


                  Exhibit
                  Number                 Exhibit Description
                  ------                 -------------------

                   99.1            Press release dated July 31, 2006